SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JANUARY 31, 2002
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.                            Page
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           Exhibits

99.1       Media release, dated January 31, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

Item 9.    Regulation FD Disclosure.
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     On January 31, 2002, NTL Incorporated issued a media release announcing that is has appointed Credit Suisse First Boston, JPMorgan and Morgan Stanley to advise on strategic and recapitalization alternatives to strengthen the company's balance sheet and reduce debt.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: January 31, 2002

                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

99.1    Media release, dated January 31, 2002

                                                                    Exhibit 99.1
NTL LOGO

Media Release


31st January 2002


      NTL APPOINTS CREDIT SUISSE FIRST BOSTON, JPMORGAN AND MORGAN STANLEY

NTL Incorporated (NYSE: NLI; NASDAQ Europe: NTLI), the UK's leading broadband services company, announced today that it has appointed Credit Suisse First Boston, JPMorgan and Morgan Stanley to advise on strategic and recapitalization alternatives to strengthen the company's balance sheet and reduce debt.

Barclay Knapp, Chief Executive Officer of NTL, said today:

"As the UK market leader in broadband services, with significant positions in continental Europe, we have a strongly performing business and a valuable asset base. The strength of NTL's underlying business is demonstrated by the progress we have made in growing revenues and improving margins. As a result, we expect to meet our EBITDA targets for the fourth quarter of 2001 and will announce 2001 year-end results in March.

"Although we continue to perform well, we believe we need to proactively seek ways to strengthen our balance sheet and reduce our debt. Consequently, we are now working with CSFB, JPMorgan and Morgan Stanley to make sure that we have the right capital structure in place for the business. However, it is important to understand that discussions are at an early stage and no decisions have yet been made on the recapitalization structure. We will provide a preliminary update on our progress during the second quarter."

The company has sufficient liquidity to approach the recapitalization process in a considered manner.

As NTL proceeds with the recapitalization process, the company will be suspending market guidance on its financial and operational outlook.


                                      # # #

More on NTL:

o NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden. Over 20 million homes are located within the NTL's group franchise areas, covering major European cities including London, Paris, Frankfurt, Zurich, Stockholm, Geneva, Dublin, Manchester and Glasgow. NTL and its affiliates collectively serve over 8.5 million residential cable telephony and Internet customers.

o In the UK, over 11 million homes are located within NTL's fibre-optic broadband network, which covers nearly 50% of the UK including, London, Manchester, Nottingham, Oxford, Cambridge, Cardiff, Glasgow and Belfast. NTL Home now serves around 3 million residential customers.

o NTL Business has more than (pound)500 million in annual revenues and customers include Royal Bank of Scotland, Tesco, Comet, AT&T and Orange. NTL offers a broad range of technologies and resources to provide complete multi-service solutions for businesses from large corporations to local companies.

o NTL Broadcast has a 47-year history in broadcast TV and radio transmission and helped pioneer the technologies of the digital age. 22 million homes watch ITV, C4 and C5 thanks to NTL's broadcast transmitters. With over 2300 towers and other radio sites across the UK, NTL also provides a full range of wireless solutions for the mobile communications industry.


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be different from those contemplated. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.

Contacts:

U.S.                               U.K.
Media:                             Media:
  Steve Lipin/Tim Payne              Alison Kirkwood
  Brunswick Group                      44-207-404-5959 (31st January only)
  212-333-3810                         44-7788-186154
  917-853-0848                       Mike Smith/Jonathan Glass
Analysts:                            Brunswick Group
  Bret Richter                         44-207-404-5959
  212-906-8447                     Analysts:
                                     John Gregg
                                     44-207-909-2003